December 18, 2018 Medley LLC 280 Park Avenue, 6th Floor East New York, NY 10017 Re: Waiver Letter (the “Waiver Letter”) Ladies and Gentlemen: We refer to that certain Credit Agreement, dated as of August 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Medley LLC, a Delaware limited liability company (the “Borrower” or “you”), the lenders from time to time party thereto (the “Lenders”), and City National Bank, a national banking association, in its capacity as the administrative agent (the “Administrative Agent”) and in its capacity as the collateral agent for the Lenders (the “Administrative Agent” and the “Collateral Agent”, collectively “Agents”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. You have informed the Agents and the Lenders that you intend to enter into a merger transaction, pursuant to the Merger Agreement dated as of August 9, 2018, in the form provided to Agents prior to the date hereof (the “Merger Agreement”) among Medley Management Inc., a Delaware corporation (“Medley”), Sierra Income Corporation, a Maryland corporation (“SIC”) and Sierra Management, Inc., a Delaware corporation and wholly-owned subsidiary of SIC (“Merger Sub”), in accordance with which Medley will merge with and into Merger Sub, with Merger Sub as the survivor thereof (the “Designated Transaction”). You have requested that in connection with the Designated Transaction, the Lenders hereby waive, solely for the fiscal quarter ending on March 31, 2019, (a) the financial covenant contained in Section 6.10(a) of the Credit Agreement which provides that Borrower and its Subsidiaries will not cause nor permit the Net Leverage Ratio as of the last day of any fiscal quarter to be greater than 5.00:1.00 (the “Net Leverage Ratio Covenant”), and (b) the financial reporting provisions of Section 5.04(c)(i)(y) of the Credit Agreement, to the extent it requires the calculation of the Net Leverage Ratio (the “Net Leverage Ratio Compliance Calculation”) be included in the compliance certificate required to be delivered for the fiscal quarter ending as of such date. In consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Lenders and Borrower agree as follows: 1. Waiver. Subject to the Conditions Precedent to Effectiveness set forth in Paragraph 2 below, and in accordance with the Credit Agreement, the Agents and Lenders hereby waive (a) LEGAL_US_W # 96878823.2 38468.00116 the Net Leverage Ratio Covenant solely with respect to the fiscal period ending on March 31, 2019, and (b) the requirement to include the Net Leverage Ratio Compliance Calculation, solely with respect to the fiscal quarter ending on March 31, 2019, in the compliance certificate required to be delivered for the fiscal quarter ending as of such date (the “Waiver”); provided, however, that the Waiver set forth in this paragraph is effective only if the Designated Transaction occurs on or before March 29, 2019. If the Designated Transaction occurs on or after March 30, 2019, then the Waiver shall not be effective. Further, the Waiver set forth in this paragraph will not be effective unless the Waiver Letter is executed by the Borrower, Agents, and the Lenders. 2. Conditions Precedent to Effectiveness. The satisfaction of the following shall constitute conditions precedent to the effectiveness of this Waiver Letter: a. The Designated Transaction shall have occurred on or before March 29, 2019; and b. The Waiver Letter shall have been executed by the Borrower, Agents, and the Lenders. 3. Representations and Warranties. Borrower hereby represents and warrants to the Agents and the Lenders as follows: a. Each of Borrower and its Subsidiaries is duly organized and validly existing, in good standing under the laws of the State of its formation and is duly qualified to conduct business in all jurisdictions where its failure to do so could reasonably be expected to have a Material Adverse Effect on such Person. b. Borrower has all requisite power to execute and deliver this Waiver Letter and the other Loan Documents to which it is a party, and to borrow the sums provided for in the Credit Agreement. Each Loan Party has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect. The execution, delivery, and performance by Borrower of this Waiver Letter and the other Loan Documents have been duly authorized by Borrower and all necessary action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained. c. The execution, delivery, and performance by Borrower of this Waiver Letter and the other Loan Documents to which it is or will be a party, do not and will not: (i) violate (A) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (B) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on any Loan Party, or (C) the Organizational Documents of any Loan Party, or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default 2 LEGAL_US_W # 96878823.2 38468.00116 under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of any Loan Party pursuant to, any contractual obligation of such Loan Party, or (iii) require termination of any contractual obligation of any Loan Party, or (iv) constitute a tortious interference with any contractual obligation of any Loan Party. d. Other than such as may have previously been obtained, filed, or given, as applicable, no consent, license, permit, approval, or authorization of, exemption by, notice to, report to or registration, filing, or declaration with, any governmental authority or agency is required in connection with the execution, delivery, and performance by the Loan Parties of this Waiver Letter or the Loan Documents. e. This Waiver Letter and the other Loan Documents to which Borrower is a party, when executed and delivered by Borrower, will constitute, the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) the limitation of certain remedies by certain equitable principles of general applicability. f. No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order shall be pending or overtly threatened in writing that could reasonably be expected to have: (i) a material adverse effect on any Loan Party’s ability to repay the Obligations or (ii) a Material Adverse Effect on any Loan Party. g. No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Waiver Letter. h. No event or development has occurred as of the date of the effectiveness of this Waiver Letter which could reasonably be expected to result in a Material Adverse Effect with respect to any Loan Party. i. The representations and warranties set forth in this Waiver Letter, in the Credit Agreement, as agreed to in this Waiver Letter after giving effect to this Waiver Letter, and the other Loan Documents to which Borrower is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date). j. This Waiver Letter has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Waiver Letter is a fully informed decision and such Person is aware of all legal and other ramifications of each decision. 3 LEGAL_US_W # 96878823.2 38468.00116

k. Borrower has read and understands this Waiver Letter, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Waiver Letter, has read this Waiver Letter in full and final form, and has been advised by its counsel of its rights and obligations hereunder. 4. Loan Document. This Waiver Letter is a Loan Document. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with any Loan Document to Collateral Agent, on behalf and for the benefit of each Lender and Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. The Waiver Letter is limited solely to the specific events listed above and shall not be deemed to be a consent to or waiver of any Default or Event of Default or an amendment of any provision of the Credit Agreement or any other Loan Documents. As modified by this Waiver Letter, the Credit Agreement shall remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of the Borrower. This Waiver Letter shall be governed by, and construed in accordance with the internal laws (and not the laws of conflicts) of the State of New York. The Borrower agrees to pay promptly after demand all costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agents in connection with this Waiver Letter. This Waiver Letter constitutes the entire understanding of the parties hereto and supersedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof. This Waiver Letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. [Signature Pages Follow.] 4 LEGAL_US_W # 96878823.2 38468.00116